EXHIBIT 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6

Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-14

Life Companies
Condensed Income Statements	15
Life Companies Consolidated Balance Sheets	16
Selected Financial Information-Variable Annuities	17
Future Policy Benefits and Account Balances	18

Investments
Net Investment Income	19
Net Realized Investment Gains (Losses)	20
Unrealized Losses	21
Credit Quality of Fixed Maturities	22

Property and Casualty Statutory Ratios	23-26
Historical Financial Highlights	27
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change
SEGMENT (LOSS) INCOME
Property and Casualty
Personal Lines	$(27.8)	$42.1	N/M	$68.8	$88.7	(22.4)
Commercial Lines	(101.0)	(7.1)	N/M	(49.5)	32.0	N/M
Other	1.1	1.7	(35.3)	4.9	3.7	32.4

Total Property and Casualty	(127.7)	36.7	N/M	24.2	124.4	(80.5)

Life Companies	(0.9)	(2.1)	(57.1)	(17.7)	(13.6)	30.1
Interest expense on corporate debt	(10.0)	(10.0)	—	(29.9)	(29.9)	—

Total segment (loss) income	(138.6)	24.6	N/M	(23.4)	80.9	N/M
Federal income tax benefit (expense) on segment income	29.6	(4.5)	N/M	0.3	(14.0)	N/M

Total segment (loss) income after taxes	$(109.0)	$20.1	N/M	$(23.1)	$66.9	N/M

RECONCILIATION FROM SEGMENT (LOSS) INCOME TO NET (LOSS) INCOME
Total segment (loss) income after taxes	$(109.0)	$20.1	N/M	$(23.1)	$66.9	N/M
Change in prior years tax reserves	—	—	N/M	2.3	—	N/M
Federal income tax settlement	—	—	N/M	—	30.3	N/M
Net realized investment gains (losses), net of taxes and amortization	3.7	(4.1)	N/M	13.9	8.3	67.5
Gains (losses) on derivative instruments, net of taxes	0.1	0.1	—	(0.2)	0.3	N/M
Gains (losses) from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	1.9	N/M	—	(0.2)	N/M
Restructuring costs, net of taxes	(0.2)	(0.2)	—	(0.8)	(3.8)	(78.9)

(Loss) income from continuing operations	(105.4)	17.8	N/M	(7.9)	101.8	N/M
Income (loss) from discontinued variable life and annuity business, net of taxes	17.6	(0.1)	N/M	38.6	17.6	N/M
Loss on disposal of variable life and annuity business, net of taxes	(474.6)	—	N/M	(474.6)	—	N/M

(Loss) income before cumulative effect of accounting change	(562.4)	17.7	N/M	(443.9)	119.4	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	—	(57.2)	N/M

Net (loss) income	$(562.4)	$17.7	N/M	$(443.9)	$62.2	N/M

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
	2005	2004	% Change	2005	2004	% Change
PER SHARE DATA (DILUTED)
Total segment (loss) income	$(2.59)	$0.46	N/M	$(0.44)	$1.51	N/M
Federal income tax benefit (expense) on segment income	0.55	(0.08)	N/M	0.01	(0.26)	N/M

Total segment (loss) income after taxes	(2.04)	0.38	N/M	(0.43)	1.25	N/M
Change in prior years tax reserves	—	—	N/M	0.04	—	N/M
Federal income tax settlement	—	—	N/M	—	0.56	N/M
Net realized investment gains (losses), net of taxes and amortization	0.07	(0.08)	N/M	0.26	0.15	73.3
Gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	0.03	N/M	—	—	N/M
Restructuring costs, net of taxes	—	—	N/M	(0.02)	(0.07)	(71.4)

(Loss) income from continuing operations	(1.97)	0.33	N/M	(0.15)	1.89	N/M
Income (loss) from discontinued variable life and annuity business, net of taxes	0.33	—	—	0.72	0.33	N/M
Loss on disposal of variable life and annuity business, net of taxes	(8.87)	—	N/M	(8.88)	—	N/M

(Loss) income before cumulative effect of accounting change	(10.51)	0.33	N/M	(8.31)	2.22	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	—	(1.06)	N/M

Net (loss) income	$(10.51)	$0.33	N/M	$(8.31)	$1.16	N/M

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	September 30 2005	December 31 2004	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,648.0	$1,680.2	(1.9)
Allmerica Financial Life Insurance and Annuity Company (consolidated)	686.2	1,112.1	(38.3)
AFC Holding Company and other	(466.5)	(452.8)	3.0

Total shareholders’ equity	$1,867.7	$2,339.5	(20.2)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,112.9	$1,098.8	1.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$577.3	$581.9	(0.8)
First Allmerica Financial Life Insurance Company	$199.0	$207.7	(4.2)
The Hanover Insurance Company (consolidated) premium to surplus ratio	1.9:1	2.0:1	N/M
Allmerica Financial Life Insurance and Annuity Company (consolidated) estimated risk based capital ratio	549%	472%	77.0
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	398%	339%	59.0
Book value per share
The Hanover Insurance Company (consolidated)	$30.70	$31.53	(2.6)
Allmerica Financial Life Insurance and Annuity Company (consolidated)	12.78	20.87	(38.8)
AFC Holding Company and other	(8.67)	(8.49)	2.1

Total book value per share	$34.81	$43.91	(20.7)

Book value per share, excluding accumulated other comprehensive income	$35.47	$43.85	(19.1)

Shares outstanding (1)	53.7	53.2
Stock price	$41.14	$32.83	25.3
Price/book value per share	1.2	x	0.7x	0.5	x
Debt/equity	27.2%	21.7%	5.5	pts
Debt/total capital	21.4%	17.9%	3.5	pts

(1)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$525.7	$569.9	(7.8)	$1,650.3	$1,718.7	(4.0)
Fees and other income	22.2	18.9	17.5	60.8	62.4	(2.6)
Net investment income	79.4	82.2	(3.4)	238.0	251.2	(5.3)
Net realized investment gains (losses)	1.9	(5.3)	N/M	18.1	12.7	42.5

Total revenues	629.2	665.7	(5.5)	1,967.2	2,045.0	(3.8)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	566.9	424.0	33.7	1,340.9	1,267.7	5.8
Policy acquisition expenses	116.5	120.5	(3.3)	347.9	358.8	(3.0)
(Gains) losses from retirement of funding agreements and trust instruments supported by funding obligations	—	(2.9)	N/M	—	0.3	N/M
Losses (gains) on derivative instruments	1.4	(0.9)	N/M	1.6	0.4	N/M
Restructuring costs	0.4	0.3	33.3	1.3	5.8	(77.6)
Other operating expenses	84.7	102.8	(17.6)	287.6	324.3	(11.3)

Total benefits, losses and expenses	769.9	643.8	19.6	1,979.3	1,957.3	1.1

(Loss) income from continuing operations before federal income taxes	(140.7)	21.9	N/M	(12.1)	87.7	N/M
Federal income tax (benefit) expense	(35.3)	4.1	N/M	(4.2)	(14.1)	(70.2)

(Loss) income from continuing operations	(105.4)	17.8	N/M	(7.9)	101.8	N/M
Income (loss) from discontinued variable life and annuity business, net of taxes	17.6	(0.1)	N/M	38.6	17.6	N/M
Loss on disposal of variable life and annuity business, net of taxes	(474.6)	—	N/M	(474.6)	—	N/M

(Loss) income before cumulative effect of change in accounting principle	(562.4)	17.7	N/M	(443.9)	119.4	N/M
Cumulative effect of change in accounting principle	—	—	—	—	(57.2)	N/M

Net (loss) income	$(562.4)	$17.7	N/M	$(443.9)	$62.2	N/M

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
	2005	2004	% Change	2005	2004	% Change
PER SHARE DATA (DILUTED)
(Loss) income from continuing operations	$(1.97)	$0.33	N/M	$(0.15)	$1.89	N/M
Income from discontinued variable life and annuity business	0.33	—	N/M	0.72	0.33	N/M
Loss on disposal of variable life and annuity business	(8.87)	—	N/M	(8.88)	—	N/M

(Loss) income before cumulative effect of change in accounting principle	(10.51)	0.33	N/M	(8.31)	2.22	N/M
Cumulative effect of change in accounting principle	—	—	N/M	—	(1.06)	N/M

Net (loss) income (1)	$(10.51)	$0.33	N/M	$(8.31)	$1.16	N/M

Weighted average shares outstanding (2)	53.5	53.6		53.4	53.7

(1)	Per share data for the quarter and nine months ended September 30, 2005 represents basic loss per share due to antidilution. Basic net income per share was $0.33 for the quarter ended September 30, 2004 and $1.17 for the nine months ended September 30, 2004.

(2)	Weighted average shares outstanding for the quarter and nine months ended September 30, 2005 represents basic shares outstanding due to antidilution.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,028.4 and $7,553.4)	$7,120.5	$7,822.2	(9.0)
Equity securities, at fair value (cost of $13.0 and $13.7)	17.5	17.0	2.9
Mortgage loans	102.2	114.8	(11.0)
Policy loans	251.2	256.4	(2.0)
Other long-term investments	43.6	55.3	(21.2)

Total investments	7,535.0	8,265.7	(8.8)

Cash and cash equivalents	561.2	486.5	15.4
Accrued investment income	100.1	118.2	(15.3)
Premiums, accounts and notes receivable, net	503.1	485.4	3.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	2,254.0	2,026.4	11.2
Deferred policy acquisition costs	250.7	905.5	(72.3)
Deferred federal income taxes	453.8	415.1	9.3
Goodwill	128.2	128.2	—
Other assets	475.1	433.2	9.7
Separate account assets	9,385.9	10,455.0	(10.2)

Total assets	$21,647.1	$23,719.2	(8.7)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,208.3	$3,462.3	(7.3)
Outstanding claims, losses and loss adjustment expenses	3,675.3	3,179.0	15.6
Unearned premiums	1,058.8	1,029.8	2.8
Contractholder deposit funds and other policy liabilities	330.8	379.5	(12.8)

Total policy liabilities and accruals	8,273.2	8,050.6	2.8

Expenses and taxes payable	1,188.4	1,152.8	3.1
Reinsurance premiums payable	115.4	86.5	33.4
Trust instruments supported by funding obligations	307.7	1,126.0	(72.7)
Long-term debt	508.8	508.8	—
Separate account liabilities	9,385.9	10,455.0	(10.2)

Total liabilities	19,779.4	21,379.7	(7.5)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 and 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,784.3	1,782.1	—
Accumulated other comprehensive (loss) income	(35.4)	3.0	N/M
Retained earnings	486.2	943.4	(48.5)
Treasury stock at cost (6.8 and 7.2 million shares)	(368.0)	(389.6)	(5.5)

Total shareholders’ equity	1,867.7	2,339.5	(20.2)

Total liabilities and shareholders’ equity	$21,647.1	$23,719.2	(8.7)

PROPERTY & CASUALTY

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Net premiums written	$542.0	$581.6	(6.8)	$1,647.9	$1,723.0	(4.4)
Change in unearned premiums, net of prepaid reinsurance premiums	(22.3)	(17.9)	24.6	(28.2)	(36.8)	(23.4)

Net premiums earned	519.7	563.7	(7.8)	1,619.7	1,686.2	(3.9)
Net investment income	52.2	48.0	8.8	154.4	146.0	5.8
Other income	14.0	13.0	7.7	39.1	39.4	(0.8)

Total segment revenue	585.9	624.7	(6.2)	1,813.2	1,871.6	(3.1)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	541.3	404.4	33.9	1,256.5	1,188.6	5.7
Policy acquisition expenses	115.1	118.5	(2.9)	342.7	353.1	(2.9)
Other operating expenses	57.2	65.1	(12.1)	189.8	205.5	(7.6)

Total losses and operating expenses	713.6	588.0	21.4	1,789.0	1,747.2	2.4

Segment (loss) income before federal income taxes	$(127.7)	$36.7	N/M	$24.2	$124.4	(80.5)

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	September 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,769.3 and $3,677.5)	$3,811.6	$3,792.0	0.5
Equity securities, at fair value (cost of $0.3 and $1.0)	2.1	2.1	—
Mortgage loans	45.6	51.3	(11.1)
Other long-term investments	0.3	0.6	(50.0)

Total investments	3,859.6	3,846.0	0.4

Cash and cash equivalents	264.3	190.4	38.8
Accrued investment income	50.0	50.1	(0.2)
Premiums, accounts, and notes receivable, net	500.0	481.2	3.9
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,299.5	1,039.8	25.0
Deferred policy acquisition costs	211.0	211.4	(0.2)
Deferred federal income tax asset	238.9	206.8	15.5
Goodwill	121.4	121.4	—
Other assets	199.8	174.2	14.7

Total assets	$6,744.5	$6,321.3	6.7

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,564.4	$3,068.6	16.2
Unearned premiums	1,055.7	1,026.5	2.8
Contractholder deposit funds and other policy liabilities	4.9	4.8	2.1

Total policy liabilities and accruals	4,625.0	4,099.9	12.8

Expenses and taxes payable	368.0	467.0	(21.2)
Reinsurance premiums payable	103.5	74.2	39.5

Total liabilities	5,096.5	4,641.1	9.8

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	1.6	48.0	(96.7)
Retained earnings	1,472.2	1,458.0	1.0

Total shareholder’s equity	1,648.0	1,680.2	(1.9)

Total liabilities and shareholder’s equity	$6,744.5	$6,321.3	6.7

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$241.2	$102.3	$10.0	$353.5	$28.1	$49.3	$72.3	$38.8	$188.5	$—	$542.0

Net premiums earned	$235.0	$87.5	$8.9	$331.4	$30.9	$48.4	$77.2	$31.8	$188.3	$—	$519.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	145.2	41.6	3.3	190.1	24.1	25.5	37.9	14.2	101.7	—	291.8
Prior year reserve development (favorable) unfavorable	(11.3)	(3.0)	0.9	(13.4)	(2.0)	(2.3)	(3.6)	(3.3)	(11.2)	1.2	(23.4)
Pre-tax catastrophe losses	3.8	77.8	0.7	82.3	—	—	128.8	3.8	132.6	—	214.9
Loss adjustment expenses excluding prior year reserve development	25.0	9.4	0.4	34.8	4.7	4.1	11.7	2.4	22.9	0.2	57.9
Policy acquisition expenses and other underwriting expenses				94.6					69.8	—	164.4
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting loss				(57.0)					(127.6)	(1.4)	(186.0)
Net investment income				25.6					25.3	1.3	52.2
Other income				4.8					3.2	6.0	14.0
Other operating expenses				(1.2)					(1.9)	(4.8)	(7.9)

Segment (loss) income before federal income taxes				$(27.8)					$(101.0)	$1.1	$(127.7)

	Quarter ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$263.7	$119.9	$11.0	$394.6	$30.4	$47.1	$83.2	$26.3	$187.0	$—	$581.6

Net premiums earned	$267.1	$103.0	$10.4	$380.5	$31.6	$45.7	$82.7	$23.2	$183.2	$—	$563.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	162.1	40.2	5.2	207.5	21.9	18.9	35.2	5.5	81.5	—	289.0
Prior year reserve development (favorable) unfavorable	(4.8)	(2.3)	0.1	(7.0)	4.4	1.8	(4.8)	2.9	4.3	1.2	(1.5)
Pre-tax catastrophe losses	1.2	22.1	0.7	24.0	—	0.1	36.5	1.1	37.7	—	61.7
Loss adjustment expenses excluding prior year reserve development	23.9	9.9	0.3	34.1	4.6	3.5	11.8	1.7	21.6	—	55.7
Policy acquisition expenses and other underwriting expenses				106.1					70.6	(0.1)	176.6
Policyholders’ dividends				—					(0.5)	—	(0.5)

GAAP underwriting profit (loss)				15.8					(32.0)	(1.1)	(17.3)
Net investment income				23.7					23.8	0.5	48.0
Other income				4.0					3.1	5.9	13.0
Other operating expenses				(1.4)					(2.0)	(3.6)	(7.0)

Segment income (loss) before federal income taxes				$42.1					$(7.1)	$1.7	$36.7

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$719.0	$288.6	$29.4	$1,037.0	$96.9	$151.9	$251.0	$110.9	$610.7	$0.2	$1,647.9

Net premiums earned	$722.9	$293.5	$28.8	$1,045.2	$95.6	$143.0	$245.4	$90.3	$574.3	$0.2	$1,619.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	464.4	132.9	10.0	607.3	74.2	74.3	118.2	35.3	302.0	—	909.3
Prior year reserve development (favorable) unfavorable	(24.6)	(7.8)	(0.1)	(32.5)	(0.2)	(2.7)	(15.1)	(4.9)	(22.9)	2.4	(53.0)
Pre-tax catastrophe losses	4.5	87.7	1.3	93.5	—	0.2	135.3	5.2	140.7	—	234.2
Loss adjustment expenses excluding prior year reserve development	76.1	21.8	1.1	99.0	14.9	12.3	32.3	6.6	66.1	0.3	165.4
Policy acquisition expenses and other underwriting expenses				293.3					215.5	(0.5)	508.3
Policyholders’ dividends				—					0.6	—	0.6

GAAP underwriting loss				(15.4)					(127.7)	(2.0)	(145.1)
Net investment income				75.7					74.8	3.9	154.4
Other income				12.4					9.4	17.3	39.1
Other operating expenses				(3.9)					(6.0)	(14.3)	(24.2)

Segment income (loss) before federal income taxes				$68.8					$(49.5)	$4.9	$24.2

	Nine Months ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$802.2	$312.0	$31.7	$1,145.9	$99.0	$145.0	$256.1	$76.8	$576.9	$0.2	$1,723.0

Net premiums earned	$808.0	$304.8	$32.0	$1,144.8	$94.4	$134.7	$242.2	$69.9	$541.2	$0.2	$1,686.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	525.0	137.4	17.7	680.1	66.1	67.6	111.1	21.8	266.6	—	946.7
Prior year reserve development (favorable) unfavorable	(10.4)	(4.9)	(0.7)	(16.0)	6.4	(4.6)	(18.8)	9.8	(7.2)	3.0	(20.2)
Pre-tax catastrophe losses	1.9	47.2	1.4	50.5	—	0.2	46.6	0.6	47.4	—	97.9
Loss adjustment expenses excluding prior year reserve development	74.5	23.7	1.6	99.8	14.3	10.7	34.5	4.5	64.0	0.4	164.2
Policy acquisition expenses and other underwriting expenses				321.4					213.7	(0.2)	534.9
Policyholders’ dividends				—					—	—	—

GAAP underwriting profit (loss)				9.0					(43.3)	(3.0)	(37.3)
Net investment income				72.0					72.4	1.6	146.0
Other income				11.6					9.4	18.4	39.4
Other operating expenses				(3.9)					(6.5)	(13.3)	(23.7)

Segment (loss) income before federal income taxes				$88.7					$32.0	$3.7	$124.4

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	56.6%	44.3%	48.3%	53.1%	77.0%	48.1%	45.6%	33.3%	49.3%	N/M	52.0%
Catastrophe losses	1.6%	88.9%	7.9%	24.8%	—	—	166.8%	11.9%	70.4%	N/M	41.4%
Loss adjustment expenses	11.1%	10.5%	3.4%	10.7%	9.7%	8.3%	14.0%	8.5%	10.9%	N/M	10.8%
Policy acquisition and other underwriting expenses				28.5%					37.1%	N/M	31.6%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				117.1%					167.8%	N/M	135.8%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	71.6%	79.0%	79.1%	N/M	78.4%

	Quarter ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	37.7%	51.0%	53.0%	85.4%	46.2%	38.3%	26.7%	46.9%	N/M	51.2%
Catastrophe losses	0.4%	21.5%	6.7%	6.3%	—	0.2%	44.1%	4.7%	20.6%	N/M	10.9%
Loss adjustment expenses	8.9%	8.7%	2.9%	8.7%	12.3%	6.8%	12.7%	16.8%	11.7%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.9%					38.5%	N/M	31.3%
Policyholders’ dividends				—					(0.2)%	N/M	(0.1)%

Combined				95.9%					117.5%	N/M	103.0%

Policies in force	(10.0)%	(6.5)%	(6.4)%	(8.2)%	(0.5)%	(1.8)%	(1.3)%	(2.3)%	(1.7)%	—	(7.5)%
Retention (1)	78.7%	81.3%	N/M	80.1%	72.5%	77.5%	80.7%	N/M	77.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	55.9%	38.3%	43.0%	50.4%	77.0%	47.8%	41.7%	31.5%	47.0%	N/M	49.4%
Catastrophe losses	1.6%	76.8%	7.0%	23.6%	—	—	152.6%	11.3%	67.1%	N/M	39.3%
Loss adjustment expenses	10.9%	9.1%	3.0%	10.2%	9.7%	8.2%	12.8%	8.0%	10.4%	N/M	10.3%
Policy acquisition and other underwriting expenses				27.1%					35.3%	N/M	30.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				111.3%					159.9%	N/M	129.1%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	71.6%	79.0%	79.1%	N/M	78.4%

	Quarter ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	37.7%	51.0%	53.0%	85.4%	46.2%	38.3%	26.7%	46.9%	N/M	51.2%
Catastrophe losses	0.4%	21.5%	6.7%	6.3%	—	0.2%	44.1%	4.7%	20.6%	N/M	10.9%
Loss adjustment expenses	8.9%	8.7%	2.9%	8.7%	12.3%	6.8%	12.7%	16.8%	11.7%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.9%					38.5%	N/M	31.3%
Policyholders’ dividends				—					(0.2)%	N/M	(0.1)%

Combined				95.9%					117.5%	N/M	103.0%

Policies in force	(10.0)%	(6.5)%	(6.4)%	(8.2)%	(0.5)%	(1.8)%	(1.3)%	(2.3)%	(1.7)%	—	(7.5)%
Retention (1)	78.7%	81.3%	N/M	80.1%	72.5%	77.5%	80.7%	N/M	77.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	60.7%	43.1%	35.1%	55.1%	82.0%	50.1%	43.9%	33.1%	50.1%	N/M	53.4%
Catastrophe losses	0.6%	29.9%	4.5%	8.9%	—	0.1%	55.1%	5.8%	24.5%	N/M	14.5%
Loss adjustment expenses	10.7%	7.0%	3.1%	9.4%	11.0%	8.5%	11.3%	7.9%	10.0%	N/M	9.6%
Policy acquisition and other underwriting expenses				28.1%					37.5%	N/M	31.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.5%					122.2%	N/M	108.9%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	76.4%	80.8%	80.9%	N/M	80.6%

	Nine Months ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	63.7%	44.2%	53.1%	58.2%	79.6%	48.3%	40.6%	44.5%	49.8%	N/M	55.7%
Catastrophe losses	0.2%	15.5%	4.4%	4.4%	—	0.1%	19.2%	0.9%	8.8%	N/M	5.8%
Loss adjustment expenses	9.2%	7.0%	5.0%	8.5%	12.4%	6.4%	11.8%	7.2%	9.9%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.1%					39.5%	N/M	31.7%
Policyholders’ dividends				—					—	N/M	—

Combined				99.2%					108.0%	N/M	102.2%

Policies in force	(10.0)%	(6.5)%	(6.4)%	(8.2)%	(0.5)%	(1.8)%	(1.3)%	(2.3)%	(1.7)%	—	(7.5)%
Retention (1)	78.7%	81.3%	N/M	80.1%	75.0%	78.3%	78.8%	N/M	77.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	60.5%	41.2%	33.8%	54.1%	82.0%	50.0%	42.6%	32.4%	49.3%	N/M	52.6%
Catastrophe losses	0.6%	28.5%	4.3%	8.8%	—	0.1%	53.6%	5.6%	24.1%	N/M	14.2%
Loss adjustment expenses	10.6%	6.6%	3.0%	9.3%	11.0%	8.5%	11.0%	7.7%	9.9%	N/M	9.5%
Policy acquisition and other underwriting expenses				27.6%					36.9%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				99.8%					120.3%	N/M	107.2%

Policies in force	(9.3)%	(6.8)%	(5.6)%	(7.9)%	(2.8)%	(1.5)%	(2.7)%	2.5%	(0.7)%	—	(7.1)%
Retention (1)	79.6%	82.1%	N/M	81.0%	76.4%	80.8%	80.9%	N/M	80.6%

	Nine Months ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	63.7%	44.2%	53.1%	58.2%	79.6%	48.3%	40.6%	44.5%	49.8%	N/M	55.7%
Catastrophe losses	0.2%	15.5%	4.4%	4.4%	—	0.1%	19.2%	0.9%	8.8%	N/M	5.8%
Loss adjustment expenses	9.2%	7.0%	5.0%	8.5%	12.4%	6.4%	11.8%	7.2%	9.9%	N/M	9.0%
Policy acquisition and other underwriting expenses				28.1%					39.5%	N/M	31.7%
Policyholders’ dividends				—					—	N/M	—

Combined				99.2%					108.0%	N/M	102.2%

Policies in force	(10.0)%	(6.5)%	(6.4)%	(8.2)%	(0.5)%	(1.8)%	(1.3)%	(2.3)%	(1.7)%	—	(7.5)%
Retention (1)	78.7%	81.3%	N/M	80.1%	75.0%	78.3%	78.8%	N/M	77.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONDENSED INCOME STATEMENTS (1)

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2005	2004	% Change	2005	2004	% Change
REVENUES
Premiums	$6.0	$6.2	(3.2)	$30.6	$32.5	(5.8)
Fees and other income	8.8	9.1	(3.3)	27.3	29.9	(8.7)
Net investment income	27.1	34.1	(20.5)	83.4	105.0	(20.6)

Total segment revenue	41.9	49.4	(15.2)	141.3	167.4	(15.6)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	21.8	19.4	12.4	79.2	78.8	0.5
Policy acquisition expenses	1.5	2.0	(25.0)	5.2	5.7	(8.8)
Other operating expenses	19.5	30.1	(35.2)	74.6	96.5	(22.7)

Total policy benefits, claims and operating expenses	42.8	51.5	(16.9)	159.0	181.0	(12.2)

Segment loss before federal income taxes	$(0.9)	$(2.1)	(57.1)	$(17.7)	$(13.6)	30.1

(1)	As a result of the pending sale of the variable life and annuity business, segment results have been restated to reflect the variable life and annuity business as a discontinued operation. Segment income now includes results from our traditional life business, our group retirement business and our GIC business. Prior to the sale, the Life Companies segment included the results of the variable life and annuity business as well.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	September 30 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,150.4 and $3,826.6)	$3,198.3	$3,976.1	(19.6)
Equity securities, at fair value (cost of $3.4)	6.1	5.6	8.9
Mortgage loans	57.0	64.1	(11.1)
Policy loans	251.2	256.4	(2.0)
Other long-term investments	43.2	54.7	(21.0)

Total investments	3,555.8	4,356.9	(18.4)

Cash and cash equivalents	287.9	280.9	2.5
Accrued investment income	49.0	67.4	(27.3)
Premiums, accounts, and notes receivable, net	3.1	4.2	(26.2)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	954.5	986.6	(3.3)
Deferred policy acquisition costs (2)	39.7	694.1	(94.3)
Deferred federal income tax asset (2)	212.9	207.9	2.4
Other assets (2)	207.8	248.5	(16.4)
Separate account assets	9,385.9	10,455.0	(10.2)

Total assets	$14,696.6	$17,301.5	(15.1)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits (2)	$3,208.3	$3,462.3	(7.3)
Outstanding claims, losses and loss adjustment expenses	110.9	110.4	0.5
Unearned premiums	3.1	3.3	(6.1)
Contractholder deposit funds and other policy liabilities	325.9	374.7	(13.0)

Total policy liabilities and accruals	3,648.2	3,950.7	(7.7)

Expenses and taxes payable	656.7	645.4	1.8
Reinsurance premiums payable	11.9	12.3	(3.3)
Trust instruments supported by funding obligations	307.7	1,126.0	(72.7)
Separate account liabilities	9,385.9	10,455.0	(10.2)

Total liabilities	14,010.4	16,189.4	(13.5)

SHAREHOLDER’S EQUITY
Common stock, par value $1,000 per share; authorized 10,000 shares; issued 2,526 shares	2.5	2.5	—
Additional paid-in capital	1,000.0	1,000.0	—
Accumulated other comprehensive loss	(11.1)	(21.1)	(47.4)
Retained (deficit) earnings (2)	(305.2)	130.7	N/M

Total shareholder’s equity (2)	686.2	1,112.1	(38.3)

Total liabilities and shareholder’s equity	$14,696.6	$17,301.5	(15.1)

(1)	The Life Companies include Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and their subsidiaries. First Allmerica Financial Life Insurance Company includes assets related to our discontinued operations (Group Life & Health).

(2)	As a result of the pending sale of the variable life and annuity business, 2005 balances and results include changes in actuarial assumptions related to deferred acquisition costs, deferred sales inducements, and in guaranteed minimum death benefits as well as the effect of the sale on deferred federal income taxes. Changes in these items resulted in a net loss of approximately $470 million. At the closing, we anticipate a further reduction in Life Companies shareholder’s equity for an amount approximating the net proceeds of the sale.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2005	2004	% Change	2005	2004	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$8,358.8	$9,579.6	(12.7)	$9,315.1	$10,545.8	(11.7)
Direct premiums and deposits	5.0	8.7	(42.5)	19.0	43.0	(55.8)
Redemptions	(405.2)	(425.0)	(4.7)	(1,263.3)	(1,468.0)	(13.9)
Market appreciation (depreciation)	324.5	(145.2)	N/M	245.9	50.8	N/M
Transfers and other (1)	(1.8)	(44.7)	(96.0)	(35.4)	(198.2)	(82.1)

Balance at end of period	$8,281.3	$8,973.4	(7.7)	$8,281.3	$8,973.4	(7.7)

				Quarter ended
				September 30 2005	June 30 2005	September 30 2004
VARIABLE INDIVIDUAL ANNUITIES (2)
Redemptions				$464.8	$450.8	$491.7
Redemption rates (3)				20%	19%	19%

				September 30 2005	December 31 2004	% Change
VARIABLE INDIVIDUAL ANNUITIES
Account values				$9,324.0	$10,460.5	(10.9)
Net amount at risk				$1,750.3	$1,937.9	(9.7)
Deferred acquisition cost asset and capitalized sales inducements (4)				$26.1	$557.0	(95.3)
Value of surrender charges (inforce block)				$289.3	$360.8	(19.8)

(1)	Reserves for individual annuities at September 30, 2004 include a reclassification of $107.1 million to general account liabilities as a result of the implementation of SOP 03-1 on January 1, 2004.

(2)	Includes both full and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).

(3)	Redemption rates are annualized based on the average account value in the quarter.

(4)	The decrease in deferred acquisition costs and capitalized sales inducements resulted from the pending sale of the variable life and annuity business.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	September 30 2005	December 31 2004	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$777.6	$821.2	(5.3)
Universal life (1)	560.4	579.8	(3.3)
Variable universal life (2)	242.5	242.9	(0.2)
Individual health (3)	258.0	257.9	—

Total insurance	1,838.5	1,901.8	(3.3)

Annuities
Individual annuities	1,180.5	1,378.0	(14.3)
Group annuities	403.2	428.7	(5.9)

Total annuities	1,583.7	1,806.7	(12.3)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	29.8	30.0	(0.7)

Total general account reserves	$3,452.0	$3,738.5	(7.7)

Trust instruments supported by funding obligations	$307.7	$1,126.0	(72.7)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$978.1	$1,025.3	(4.6)
Variable individual annuities	8,281.3	9,315.1	(11.1)

Total individual	9,259.4	10,340.4	(10.5)
Group variable universal life	26.2	28.3	(7.4)
Group annuities	100.3	86.3	16.2

Total group	126.5	114.6	10.4

Total separate account liabilities	$9,385.9	$10,455.0	(10.2)

(1)	Universal life reserves include reinsured balances of $560.4 and $579.4 million at September 30, 2005 and December 31, 2004, respectively.

(2)	Variable universal life reserves include group variable universal life reserves of $12.3 and $11.1 million at September 30, 2005 and December 31, 2004, respectively.

(3)	Individual health reserves include reinsured balances of $257.9 and $257.3 million at September 30, 2005 and December 31, 2004, respectively.

INVESTMENTS

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

	Nine Months ended September 30, 2005
(In millions, except yields)	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$155.2	5.54%	$82.5	5.66%	$237.7	5.58%
Equity securities	0.7	—	—	—	0.7	—
Mortgages (3)	3.3	9.04%	4.1	9.32%	7.4	9.20%
All other	(1.3)	—	0.7	—	(0.6)	—
Investment expenses	(3.3)	—	(3.9)	—	(7.2)	—

Total	$154.6	5.36%	$83.4	4.93%	$238.0	5.20%

	Nine Months ended September 30, 2004
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$148.5	5.70%	$106.5	5.92%	$255.0	5.79%
Equity securities	1.5	—	—	—	1.5	—
Mortgages (3)	3.2	8.18%	6.1	7.86%	9.3	7.97%
All other	(3.9)	—	(3.3)	—	(7.2)	—
Investment expenses	(3.1)	—	(4.3)	—	(7.4)	—

Total	$146.2	5.42%	$105.0	4.85%	$251.2	5.17%

(1)	Includes purchase accounting adjustments of $2.4 for the quarters ended September 30, 2005 and 2004. Also includes corporate eliminations of $0.4 million for the quarters ended September 30, 2005 and 2004.

(2)	Excludes discontinued operations of $60.9 million and $63.9 million for the nine months ended September 30, 2005 and 2004, respectively.

(3)	Excluding mortgage prepayment fees totalling $0.8 million, mortgage yields are 7.94%, 8.18% and 8.05% for Property and Casualty, Life Companies and in Total, respectively, for the nine months ended September 30, 2005. There were no mortgage prepayment fees for the nine months ended September 30, 2004.

ALLMERICA FINANCIAL CORPORATION

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended September 30
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
(In millions)	Property and Casualty (1)	Life Companies (2)	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$3.4	$3.3	$6.7	$3.5	$4.0	$7.5
Other than temporary impairments	(3.9)	(0.9)	(4.8)	(1.2)	(2.3)	(3.5)
Other	—	—	—	(0.7)	(8.6)	(9.3)

Net realized investment (losses) gains	$(0.5)	$2.4	$1.9	$1.6	$(6.9)	$(5.3)

	Nine Months ended September 30
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies (2)	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$6.6	$19.1	$25.7	$19.3	$9.2	$28.5
Other than temporary impairments	(6.9)	(1.4)	(8.3)	(1.9)	(3.9)	(5.8)
Other	(0.7)	1.4	0.7	(0.7)	(9.3)	(10.0)

Net realized investment (losses) gains	$(1.0)	$19.1	$18.1	$16.7	$(4.0)	$12.7

(1)	Includes corporate eliminations of $0.1 million and $0.2 million for the quarters ended September 30, 2005 and 2004, respectively and corporate eliminations of $0.8 million and $4.2 million for the nine months ended September 30, 2005 and 2004, respectively.

(2)	Excludes discontinued operations of $(1.9) million and $0.9 million for the quarters ended September 30, 2005 and 2004, respectively and discontinued operations of $6.1 million and $5.6 million for the nine months ended September 30, 2005 and 2004, respectively.

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

	September 30, 2005
	Gross Unrealized Losses			Fair Value
(In millions)	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$12.0	$11.0	$23.0	$1,088.6	$877.8	$1,966.4
7 - 12 months	6.0	4.5	10.5	257.6	191.7	449.3
Greater than 12 months	11.1	11.2	22.3	273.6	237.4	511.0

Total investment grade fixed maturities	29.1	26.7	55.8	1,619.8	1,306.9	2,926.7

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	3.4	1.1	4.5	91.8	23.3	115.1
7 - 12 months	1.7	0.4	2.1	38.5	6.9	45.4
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	5.1	1.5	6.6	130.3	30.2	160.5
Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$34.2	$28.2	$62.4	$1,750.1	$1,337.1	$3,087.2

	December 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.9	$2.3	$4.2	$285.4	$367.3	$652.7
7 - 12 months	3.0	3.1	6.1	156.5	175.5	332.0
Greater than 12 months	8.1	7.4	15.5	229.4	196.0	425.4

Total investment grade fixed maturities	13.0	12.8	25.8	671.3	738.8	1,410.1

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.3	0.1	0.4	31.6	5.3	36.9
7 - 12 months	1.4	0.5	1.9	16.9	3.4	20.3
Greater than 12 months	—	—	—	—	1.0	1.0

Total below investment grade fixed maturities	1.7	0.6	2.3	48.5	9.7	58.2
Equity securities	0.1	—	0.1	0.7	—	0.7

Total fixed maturities and equity securities	$14.8	$13.4	$28.2	$720.5	$748.5	$1,469.0

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions)	September 30, 2005
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,735.0	$2,063.5	$4,798.5	$2,767.6	$2,079.5	$4,847.1
2	Baa	885.0	925.9	1,810.9	892.1	948.4	1,840.5
3	Ba	109.8	102.3	212.1	108.3	104.6	212.9
4	B	97.5	42.2	139.7	97.8	43.2	141.0
5	Caa and lower	48.3	13.2	61.5	53.2	19.6	72.8
6	In or near default	2.4	3.3	5.7	3.2	3.0	6.2

Total fixed maturities		$3,878.0	$3,150.4	$7,028.4	$3,922.2	$3,198.3	$7,120.5

	December 31, 2004
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,601.9	$2,374.4	$4,976.3	$2,676.9	$2,436.9	$5,113.8
2	Baa	908.8	1,258.7	2,167.5	937.3	1,320.3	2,257.6
3	Ba	89.5	130.6	220.1	94.8	138.9	233.7
4	B	92.2	40.6	132.8	96.7	45.9	142.6
5	Caa and lower	31.1	13.7	44.8	36.7	19.6	56.3
6	In or near default	3.3	8.6	11.9	3.7	14.5	18.2

Total fixed maturities		$3,726.8	$3,826.6	$7,553.4	$3,846.1	$3,976.1	$7,822.2

PROPERTY & CASUALTY

STATUTORY RATIOS

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	56.6%	44.2%	47.7%	53.1%	76.7%	47.9%	45.4%	33.6%	49.2%	N/M	51.9%
Catastrophe losses	1.6%	88.9%	8.0%	24.8%	—	0.2%	166.6%	11.9%	70.4%	N/M	41.4%
Loss adjustment expenses	11.1%	10.6%	3.4%	10.7%	9.7%	8.1%	14.0%	8.5%	10.8%	N/M	10.8%
Policy acquisition and other underwriting expenses				27.1%					37.6%	N/M	30.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				115.7%					168.1%	N/M	134.8%

	Quarter ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	37.7%	51.0%	53.0%	85.8%	46.2%	38.3%	30.2%	47.4%	N/M	51.4%
Catastrophe losses	0.4%	21.5%	6.7%	6.3%	N/M	0.2%	44.1%	4.7%	20.6%	N/M	10.9%
Loss adjustment expenses	8.9%	8.6%	2.9%	8.7%	12.0%	7.0%	12.7%	16.4%	11.6%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.8%					37.7%	N/M	31.0%
Policyholders’ dividends				—					(0.3)%	N/M	(0.1)%

Combined				95.8%					117.0%	N/M	102.9%

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Quarter ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	56.0%	38.2%	42.4%	50.4%	76.7%	47.6%	41.5%	31.8%	46.9%	N/M	49.4%
Catastrophe losses	1.6%	76.8%	7.1%	23.6%	—	0.2%	152.4%	11.3%	67.1%	N/M	39.3%
Loss adjustment expenses	10.9%	9.2%	3.0%	10.2%	9.7%	8.0%	12.8%	8.0%	10.3%	N/M	10.3%
Policy acquisition and other underwriting expenses				25.8%					35.8%	N/M	29.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				110.0%					160.2%	N/M	128.3%

	Quarter ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	59.0%	37.7%	51.0%	53.0%	85.8%	46.2%	38.3%	30.2%	47.4%	N/M	51.4%
Catastrophe losses	0.4%	21.5%	6.7%	6.3%	N/M	0.2%	44.1%	4.7%	20.6%	N/M	10.9%
Loss adjustment expenses	8.9%	8.6%	2.9%	8.7%	12.0%	7.0%	12.7%	16.4%	11.6%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.8%					37.7%	N/M	31.0%
Policyholders’ dividends				—					(0.3)%	N/M	(0.1)%

Combined				95.8%					117.0%	N/M	102.9%

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	60.7%	43.1%	35.4%	55.1%	82.1%	50.1%	43.9%	33.3%	50.1%	N/M	53.4%
Catastrophe losses	0.6%	29.8%	4.2%	8.9%	N/M	0.2%	55.1%	5.6%	24.5%	N/M	14.5%
Loss adjustment expenses	10.7%	7.0%	3.1%	9.5%	11.0%	8.5%	11.2%	7.9%	10.0%	N/M	9.7%
Policy acquisition and other underwriting expenses				27.6%					36.4%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.1%					121.1%	N/M	108.5%

	Nine Months ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	63.7%	44.2%	53.1%	58.2%	79.2%	48.3%	40.6%	45.6%	49.9%	N/M	55.7%
Catastrophe losses	0.2%	15.5%	4.4%	4.4%	N/M	0.1%	19.2%	0.9%	8.7%	N/M	5.8%
Loss adjustment expenses	9.3%	7.0%	5.0%	8.5%	12.2%	6.4%	11.8%	7.0%	9.9%	N/M	9.0%
Policy acquisition and other underwriting expenses				27.9%					37.3%	N/M	31.1%
Policyholders’ dividends				—					—	N/M	—

Combined				99.0%					105.8%	N/M	101.6%

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Nine Months ended September 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	60.5%	41.2%	34.1%	54.1%	82.1%	50.0%	42.6%	32.6%	49.3%	N/M	52.6%
Catastrophe losses	0.6%	28.5%	4.0%	8.8%	N/M	0.2%	53.5%	5.5%	24.1%	N/M	14.2%
Loss adjustment expenses	10.7%	6.7%	3.0%	9.3%	11.0%	8.4%	10.9%	7.7%	9.8%	N/M	9.5%
Policy acquisition and other underwriting expenses				27.1%					35.8%	N/M	30.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				99.3%					119.1%	N/M	106.7%

	Nine Months ended September 30, 2004
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	63.7%	44.2%	53.1%	58.2%	79.2%	48.3%	40.6%	45.6%	49.9%	N/M	55.7%
Catastrophe losses	0.2%	15.5%	4.4%	4.4%	N/M	0.1%	19.2%	0.9%	8.7%	N/M	5.8%
Loss adjustment expenses	9.3%	7.0%	5.0%	8.5%	12.2%	6.4%	11.8%	7.0%	9.9%	N/M	9.0%
Policy acquisition and other underwriting expenses				27.9%					37.3%	N/M	31.1%
Policyholders’ dividends				—					—	N/M	—

Combined				99.0%					105.8%	N/M	101.6%

Historical Highlights

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q3 05	Q2 05	Q1 05	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$(27.8)	$57.4	$39.2	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	(101.0)	31.0	20.5	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	1.1	1.7	2.1	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	(127.7)	90.1	61.8	198.0	73.6	36.7	49.1	38.6
Life Companies	(0.9)	(7.5)	(9.3)	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment (loss) income before federal income taxes	$(138.6)	$72.7	$42.5	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax benefit (expense) on segment income	29.6	(19.5)	(9.8)	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment (loss) income after federal income taxes	$(109.0)	$53.2	$32.7	$109.2	$42.3	$20.1	$26.0	$20.8

Change in prior years tax reserves	—	2.3	—	—	—	—	—	—
Federal income tax settlement	—	—	—	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization and taxes	3.7	2.0	8.2	10.5	2.2	(4.1)	4.3	8.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	—	—	(0.1)	0.1	1.9	—	(2.1)
Gains (losses) on derivative instruments, net of taxes	0.1	(0.2)	(0.1)	0.8	0.5	0.1	0.2	—
Restructuring costs, net of taxes	(0.2)	(0.2)	(0.4)	(5.5)	(1.7)	(0.2)	(1.5)	(2.1)

(Loss) income from continuing operations	(105.4)	57.1	40.4	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	17.6	14.9	6.1	37.2	19.6	(0.1)	3.2	14.5
Loss on disposal of variable life and annuity business, net of taxes	(474.6)	—	—	—	—	—	—	—

(Loss) income before cumulative effect of accounting change	(562.4)	72.0	46.5	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	—	—	—	(57.2)	—	—	—	(57.2)

NET (LOSS) INCOME	$(562.4)	$72.0	$46.5	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)
(LOSS) INCOME FROM CONTINUING OPERATIONS	$(1.97)	$1.06	$0.75	$2.71	$0.81	$0.33	$0.54	$1.02
(LOSS) INCOME DISCONTINUED OPERATIONS NET OF TAXES	$(8.54)	$0.28	$0.11	$0.69	$0.37	$—	$0.06	$0.27
NET (LOSS) INCOME	$(10.51)	$1.34	$0.86	$2.34	$1.18	$0.33	$0.60	$0.23
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	53.5	53.9	53.8	53.7	53.7	53.6	53.7	53.7
BALANCE SHEET
Total investments	$7,535.0	$7,678.4	$7,663.9		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets	$9,385.9	$9,444.6	$9,726.0		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets	$21,647.1	$21,846.6	$22,167.8		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity	$1,867.7	$2,490.5	$2,325.2		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share	$34.81	$46.60	$43.53		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income	$35.47	$46.01	$44.67		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2005
	Price Range
Quarter Ended	High	Low	Dividends Per Share
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31

	2004
	Price Range
Quarter Ended	High	Low	Dividends Per Share
March 31	$38.25	$30.84	—
June 30	$36.10	$30.71	—
September 30	$34.61	$26.05	—
December 31	$33.00	$25.45	—

INDUSTRY RATINGS AS OF OCTOBER 25, 2005

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A—	BBB+	Baa1
Citizens Insurance Company of America	A—	BBB+	—
Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	BB	Ba1
First Allmerica Financial Life Insurance Company	B+	BB	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bbb-	BB	Ba1
Allmerica Financial Corporation Capital Securities	bb	B	Ba2
Allmerica Financial Corporation Short Term Debt	—	—	NP
First Allmerica Financial Life
Insurance Company Short Term
Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

Debra Casey, CPA

Director, Investor Relations

(508) 855-6658

dcasey@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com